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                                                                  EXHIBIT 10.55

                       [BANKERS TRUST COMPANY LETTERHEAD]



                          IRREVOCABLE LETTER OF CREDIT

                              BANKERS TRUST COMPANY
                             One Bankers Trust Plaza
                            New York, New York 10015



                                                               December 28, 1984


IRREVOCABLE LETTER OF CREDIT No. V 65986-S

The Farmers and Merchants
      National Bank of Bridgeton
53 South Laurel Street
Bridgeton, New Jersey 08302

Attention: Corporate Trust Department

Dear Sirs:

      At the request and on the instructions of our customer, South Jersey Process Technology, Inc., a New Jersey corporation (the "Company"), we hereby establish in your favor, as Trustee under the Trust Indenture, dated as of December 1, 1984 (the "Indenture") from the City of Salem Municipal Port Authority (the "Authority") to you pursuant to which $2,500,000 in aggregate principal amount of the Authority's Port Development Revenue Bonds, (South Jersey Process Technology, Inc. Project) Series of 1984 (The "Bonds") are being issued, this Irrevocable Letter of Credit in the amount of $2,625,000 hereinafter as reduced time to time in accordance with the provisions hereof, the "Stated Amount") of which an amount not exceeding 2,500,000 (as reduced from time to time in accordance with the terms hereof, the "Principal Component") may be drawn upon with respect to payment of the unpaid principal amount or the portion of Purchase Price corresponding to principal of the Bonds, and an amount not exceeding $125,000 (as reduced from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to payment of interest accrued or the portion of Purchase Price corresponding to interest accrued on the Bonds on or prior to their stated maturity date, effective immediately and expiring on December 15, 1994 unless terminated earlier in ac-



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                       [BANKERS TRUST COMPANY LETTERHEAD]


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cordance with the provisions hereof or unless otherwise extended. All drawings under this Letter of Credit will be paid with our own funds.

      Funds under this Letter of Credit will be made available to you against receipt by us of the following items at the time required below: (A) if the drawing is being made with respect to payment of the portion of the Purchase Price of Bonds delivered to the Tender Agent (as defined in the Indenture) pursuant to Section 3.01, 3.02 or 3.06 of the Indenture corresponding to the Principal thereof (an "A Drawing"), (i) receipt by us of Bonds ("Pledged Bonds") in an aggregate outstanding principal amount equal to the total amount specified in your certificate referred to in clause (iii) below, (ii) receipt by us of any and all due-bills for interest due on the next succeeding interest payment date delivered pursuant to Section 3.06 of the Indenture in respect of such Pledged Bonds and (iii) receipt by us of your written certificate in the form of Exhibit A attached hereto appropriately completed and signed by Authorized Officer; (B) if the drawing is being made with respect to principal of the Bonds (a "B Drawing"), receipt by us of your written certificate in the form of Exhibit B attached hereto appropriately completed and signed by an Authorized officer; and
(C) if the drawing is being made with respect to the payment of interest or the portion of Purchase Price corresponding to interest , on the Bonds (a "C Drawing") , receipt by us of your written certificate in the form of Exhibit C attached hereto appropriately completed and signed by an Authorized Officer. Such certificate(s), Pledged Bonds and due-bills shall be (x) presented at our office located at One Bankers Trust Plaza, New York, New York, Attention: Letter of Credit Division or at any other office in the City and State of New York which may be designated by us by written notice delivered to you or (y) in the case of such certificate(s), sent to us by tested telex (Telex No. 126600, 126699, 126642, or 126609).

      If a drawing is made by you hereunder at or prior to 11:00 A.M., New York time, on a business day, and provided that such drawing and the documents and other items presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, in immediately available funds, not later than 3:00 P.M., New York time, on the same business day or not later than 12:00 Noon, New York time, on such later business day as you may specify. If requested by you, payment under this Letter of Credit will be made by



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                       [BANKERS TRUST COMPANY LETTERHEAD]


                                                                          page 3


deposit of immediately available funds into a designated account that you maintain with us. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we will upon your Instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are entitled to do so.

         Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided in the next paragraph. Subject to the preceding sentence, each "A Drawing" and each "B Drawing" honored by us hereunder shall pro tanto reduce the Principal Component and each "C Drawing" honored by us hereunder shall pro tanto reduce the Interest Component, and any such reduction shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make the drawing hereunder in respect of the amount of such principal and/or interest on the Bonds or the payment of Purchase Price corresponding thereto causing or corresponding to such reduction.

      Upon release by us of any Pledged Bonds, the Principal Component shall be reinstated automatically by an amount equal to the principal amount of such Pledged Bonds. In addition, (i) if you shall not have received, within ten business days after any payment in respect of a "C Drawing", notice from us that an Event of Default under the Letter of Credit Agreement dated as of December 1, 1984 between the Company and us has occurred and is continuing, the Interest Component shall be reinstated automatically, as of the close of business on such tenth business day (unless the Interest Component previously has been reinstated with respect to such "C Drawing"), by the amount of such "C Drawing" and (ii) upon the release by us of any Pledged Bonds, the Interest Component shall be reinstated automatically by the amount of the "C Drawing" made to pay the portion of the Purchase Price corresponding to interest on such Pledged Bonds (unless the Interest Component previously has been reinstated with respect to such "C Drawing"); provided,




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                       [BANKERS TRUST COMPANY LETTERHEAD]


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however, that in no event shall the Interest Component be reinstated to an amount in excess of 120 days' interest (computed at the rate of 15% per annum and on the basis of a 360-day year, actual days elapsed, notwithstanding the actual rate borne from time to time by the Bonds) on the sum of the then applicable Principal Component plus the aggregate principal amount of any Pledged Bonds at the time of any such reinstatement.

      Only you or your successor as Trustee may make a drawing under this Letter of Credit. Upon the payment to you, to your designee or to your account of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to you or any other person who may have made to you or makes to you a demand for payment of principal of Purchase Price of interest on, any Bond. By paying to you an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

      This Letter of Credit applies only to the payment of principal or the portion of Purchase Price of the Bonds corresponding to principal, and up to 120 days' interest (computed as aforesaid) accruing on the Bonds on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal or premium which may be payable with respect thereto after such date.

      Upon the earliest of (i) the making by you of the final drawing available to be made hereunder; (ii) our receipt of a certificate signed by an Authorized Officer stating that: "(a) the conditions precedent to the acceptance of a Substitute Letter of Credit (as defined in the Indenture) have been satisfied,
(b) the Trustee has accepted the Substitute Letter of Credit and (c) on the effective date of the Substitute Letter of Credit, and after receipt by Bankers Trust Company of this certificate, Bankers Trust Company Irrevocable Letter of Credit No. V 65986-S shall terminate"; (iii) our receipt of a certificate signed by an Authorized officer stating that no Bonds remain Outstanding (as defined in the Indenture); (iv) fifteen days after the Optional Conversion Date (as defined in the Indenture); and (v) the stated



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                       [BANKERS TRUST COMPANY LETTERHEAD]


                                                                          page 5


expiration date hereof, this Letter of Credit shall automatically terminate and be delivered to us for cancellation.

      Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at One Bankers Trust Plaza, New York, New York 10015, Attention: Letter of Credit Division, specifically referring thereon to this Letter of Credit by number, with a copy to Bankers Trust Company, 280 Park Avenue, Floor 15E, New York, New York 10015, Attention: European Department, Europe/U.K. Group.

      This Letter of Credit may not be transferred or assigned, either in whole or in part except to a successor trustee properly appointed and qualified pursuant to Article XI of the Indenture. We agree to issue a substitute letter of credit to any such successor trustee and to successively replace any such substitute letter of credit upon the return to us for cancellation of the original of the letter of credit to be the number of the letter of credit to be replaced, accompanied by a request relating to such letter of credit, which (i) shall be in the form of Exhibit I attached hereto with the blanks appropriately completed, (ii) shall be signed by an Authorized Officer, (iii) shall specify where indicated therein the same letter of credit number as replaced, and (iv) shall the name and address of the successor trustee. Each substitute letter of credit will be in substantially the form of this Letter of Credit except for the date and letter of credit number.

      As used herein (a) "Authorized Officer" shall mean any of your Vice Presidents, Assistant Vice Presidents, Trust Officers or Assistant Trust Officers; (b) "Purchase Price" shall mean the principal amount of any Bonds to be purchased in accordance-with Section 3.01 or 3.02 of the Indenture and shall mean the principal amount off together with accrued interest on, any Bonds to be purchased in accordance with Section 3.06 of the Indenture; and (c) "business day" shall mean any day on which we are open for the purpose of conducting a commercial banking business,

      This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only the certificates) referred to herein; and any such reference



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                       [BANKERS TRUST COMPANY LETTERHEAD]



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shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s).

      This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1983 Revision, ICC Publication No. 400 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.



                                                Very truly yours,

                                                BANKERS TRUST COMPANY



                                                By /s/ [SIG]
                                                ---------------------------
                                                      Title



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                                                                       EXHIBIT A
                                                                       ---------


                           CERTIFICATE FOR "A DRAWING"

                                                                          [Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to the payment of the portion of the Purchase Price of the Bonds corresponding to the principal amount thereof, which Bonds are to be purchased pursuant to Section [3.01] [3.02] [3.06] of the Indenture.

            (3) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the portion of the Purchase Price of Bonds corresponding to the principal amount thereof.

            (4) The amount demanded hereby does not include any amount in respect of the purchase of any Pledged Bonds.

            (5) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the principal amount owing on account of the purchase of Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.



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                                                                       Exhibit A
                                                                          page 2


      As used herein, the terms "Authorized Officer", "Indenture", "Bonds" , "Pledged Bonds" and "Purchase Price" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.


      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _________, 19__.



                                                THE FARMERS AND MERCHANTS
                                                    NATIONAL BANK OF BRIDGETON,
                                                                    as Trustee



                                                By______________________________
                                                      Title:




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                                                                       EXHIBIT B



                           CERTIFICATE FOR "B DRAWING"

                                                                         [Date].

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $_______ with respect to the payment of principal of the Bonds, which amount has, or will, within five business days, become due and payable pursuant to the Indenture, upon maturity or as a result of acceleration or redemption of the Bonds.

            (3) The amount demanded hereby does not include any amount in respect of the principal amount of any Pledged Bonds.

            (4) The amount demanded hereby, together with the aggregate of all prior payments made pursuant to "B Drawings" under the above-referenced Letter of Credit, does not exceed 2,500,000.

            (5) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of the principal of the Bonds.

            (6) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the principal



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                                                                       Exhibit B
                                                                          page 2


      amount owing on account of the Bonds pursuant to the Indenture, (b) no portion of said amount shall be applied by the undersigned for any other purpose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

      As used herein, the terms "Authorized Officer", "Indenture", "Bonds", "business day", "B Drawing" and "Pledged Bonds", shall have the respective meanings assigned to such terms in the above-referenced Letter of Credits

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _______,19___.


                                                THE FARMERS AND MERCHANTS
                                                    NATIONAL BANK OF BRIDGETON,
                                                                     as Trustee



                                                By______________________
                                                      Title:



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                                                                       EXHIBIT C
                                                                       ---------

                           CERTIFICATE FOR "C DRAWING"

                                                                          (Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re: Irrevocable Letter of Credit No. V 65986-S

      The undersigned, a duly Authorized Officer of The Farmers and Merchants National Bank of Bridgeton (the "Trustee"), hereby certifies to Bankers Trust Company (the "Bank") that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

            (2) The Trustee is making a drawing under the above-referenced Letter of Credit in the amount of $__________ with respect to payment of [the portion of the Purchase Price of $___________ in principal amount of the Bonds corresponding to the accrued interest thereon, which Bonds are to be purchased pursuant to Section 3.06 of the Indenture] [accrued interest on the Bonds, which amount has, or will, within five business days, become due and payable pursuant to the Indenture].

            (3) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the above-referenced Letter of Credit in respect of interest on the Bonds.

            (4) The amount demanded hereby does not include any amount in respect of the interest on any Pledged Bonds.

            (5) Upon receipt by the undersigned of the amount demanded hereby,
      (a) the undersigned will apply the same directly to the payment when due of the (interest owing on account of the Bonds pursuant to the Indenture] [portion of the Purchase Price of Bonds pursuant to Section 3.06 of the Indenture corresponding to accrued interest thereon], (b) no portion of said amount shall be applied by the undersigned for any other pur-



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                                                                       Exhibit C
                                                                          page 2


      pose and (c) no portion of said amount shall be commingled with other funds held by the undersigned.

      As used herein, the terms "Authorized Officer", "Indenture", "Bonds", "business day", "Pledged Bonds" and "Purchase Price" shall have the respective meanings assigned to such terms in the above-referenced Letter of Credit.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of _____, 19__.


                                                 ________________________
                                                      as Trustee



                                                By______________________
                                                      Title:



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                                                                       EXHIBIT D


                     INSTRUCTION TO ISSUE SUBSTITUTE LETTER OF CREDIT
                     ------------------------------------------------

                                                                          [Date]

Bankers Trust Company
One Bankers Trust Plaza
New York, New York 10015

Attention:  Letter of Credit Division

Re:   Irrevocable Letter of Credit No. V 65986-S


Gentlemen:

      Reference is made to (i) the above-referenced letter of credit (the "Old Letter of Credit") and (ii) the Indenture of Trust, dated as of December 1, 1988 (the "Indenture"), between the City of Salem Municipal Port Authority and us.

      [Name and address of successor trustee] (the "Successor Trustee") has been appointed successor trustee under the Indenture. You are hereby requested to issue, in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount as the Old Letter of Credit.

      We submit herewith for cancellation the original of the Old Letter of Credit.

      The individual signing below on our behalf hereby represents that he or she is duly authorized to so sign on our behalf.

                                                Very truly yours,

                                                THE FARMERS AND MERCHANTS
                                                      NATIONAL BANK OF BRIDGETON


                                                By______________________________
                                                      Title:____________________